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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

The original 8-K has been amended by this 8-K/A to replace a mistakenly filed Pooling and Servicing Agreement.

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act, of 1934


                          Date of Report: June 26, 2003
                        (Date of earliest event reported)



                  ABN AMRO Mortgage Corporation, Series 2003-7
                  --------------------------------------------
             (Exact name of registrant as specified in its charter)

           Delaware                     333-101550               36-3886007
           --------                     ----------               ----------
(State or Other Jurisdiction of        (Commission            (I.R.S. Employer
        Incorporation)                 File Number)          Identification No.)

135 South LaSalle Street                             60603
Chicago, Illinois                                    -----
(Address of Principal                              (Zip Code)
Executive Offices)


      Registrant's telephone number, including area code, is (312) 904-2000


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Item 5.  OTHER EVENTS.

          On June 26, 2003, ABN AMRO Mortgage Corporation caused the issuance and sale of the Multi-Class Mortgage Pass-Through Certificates, Series 2003-7, pursuant to the Pooling and Servicing Agreement, dated as of June 1, 2003, among ABN AMRO Mortgage Corporation, as depositor, ABN AMRO Mortgage Group, Inc., as servicer and JPMorgan Chase Bank, as trustee.

Item 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

          (a)    Not applicable

          (b)    Not applicable

          (c)    Exhibits:

Exhibit No.         Document Description
-----------         --------------------

1.1 Underwriting Agreement, dated as of June 24, 2003, among ABN AMRO Mortgage Corporation, LaSalle Bank Corporation, UBS Securities LLC and ABN AMRO Financial Services, Inc.

1.2 Terms Agreement dated June 24, 2003, among ABN AMRO Mortgage Corporation, LaSalle Bank Corporation, UBS Securities LLC and ABN AMRO Financial Services, Inc.

4.1 Pooling and Servicing Agreement dated as of June 1, 2003, among ABN AMRO Mortgage Corporation, as depositor, JPMorgan Chase Bank, as trustee and ABN AMRO Mortgage Group, Inc., as servicer.

4.2 Mortgage Loan Purchase Agreement dated June 26, 2003, between ABN AMRO Mortgage Group, Inc. and ABN AMRO Mortgage Corporation.

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

                                                  ABN AMRO MORTGAGE
                                                  CORPORATION

                                                  By:     /s/ Maria Fregosi
                                                      --------------------------
                                                  Name:   Maria Fregosi
                                                  Title:  Vice President

Dated: July 28, 2003